UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2545 Santa Clara Avenue

Alameda, CA 94501

               (Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On  April 9, 2016, effective as of April 16, 2019, NewBridge Global Ventures, a Delaware corporation (the “Company”) entered into a Consulting Agreement with Arthur Kwan (“Mr. Kwan”) where it agreed to issue to Mr. Kwan an aggregate of 250,000 shares of the Company’s common stock, par value $0.0001 (the “Common Stock” and the “Consulting Shares”) and shall further issue to Mr. Kwan options to purchase an aggregate of 250,000 shares of Common Stock of the Company at a strike price of $0.65 per share (the “Consulting Options” and together with the Consulting Shares the “Consulting Securities”). The foregoing is merely a summary of the terms of the Consulting Agreement, and is qualified in its entirety by reference to the Consulting Agreement attached as Exhibit 10.1 hereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2019, the Board of Directors (the “Board”) the Company appointed Mr. Kwan to the Company’s Board. Mr. Kwan’s appointment is effective immediately.

Since 2018, Mr. Kwan has been the president and chief executive officer of CannaIncome Fund, a private investment firm focused on the cannabis sector. Since 2016, he has been a managing partner with Aston Capital Advisors, a capital, financial and strategic advisory and merchant banking firm. From 2015 through 2016, Mr. Kwan was an executive vice president with Grizzly Resources. From 2010 through 2014 he was Managing Director of Investment Banking at PI Financial Corp. Mr. Kwan began his investment career in 1997 with TD Asset Management and went on to hold increasingly senior investment banking positions with Scotia Capital, PI Financial, and Paradigm Capital, where he was Managing Director, Investment Banking. He has led the origination, negotiation, and execution of many investment banking transactions including mergers, acquisitions, divestitures, initial public offerings, short-form prospectus offerings, private placements of equity, debt, and hybrid securities, restructurings, refinancing’s, and reorganizations. Over his career, he has successfully originated, advised, negotiated, and executed on transactions with an aggregate value exceeding $1 billion.

A copy of the Company’s press release relating to Mr. Kwan’s appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 3.02 Unregistered Sales of Equity Securities

The information furnished in Items 1.01 and 5.02 herein are hereby incorporated by reference into this Item 3.02.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

The exhibits listed below are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Consulting Agreement between the Company and Aston Capital Advisors Corporation dated April 9, 2019 (effective April 16, 2019)
99.1	Press Release dated April 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NewBridge Global Ventures, Inc. (Registrant)

Dated: April 17, 2019	By: /s/ Robert Bench Name: Robert Bench Title: Chief Executive Officer